--------------------------------------------------------------------------------
                                         THE
                                    LATIN AMERICAN
                                      DISCOVERY
                                      FUND, INC.
--------------------------------------------------------------------------------



                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                  INVESTMENT ADVISER




                        THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------
For the year ended December 31, 1998, The Latin American Discovery Fund, Inc. (The "Fund") had a total return, based on net asset value per share, of -33.53% compared with -35.29% for the Morgan Stanley Capital International Emerging Markets Global Latin America Index (the "Index"). For the period since commencement of operations on June 23, 1992 through December 31, 1998, the Fund's total return, based on net asset value per share, was 80.72% compared with 28.81% for the Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $6 3/16, representing a 24.4% discount to the net asset value per share.

This past year was one of the most challenging years for Latin American and emerging economies in recent memory. For the three months ended December 31, 1998, the Fund had a total return of 10.8% compared to 7.2% for the Index. Outperformance relative to the Index was largely attributable to outstanding stock selection in Brazil, Chile, and Mexico. The star performers included Brazilian telecoms, Chilean banks, and Mexican consumer-related companies such as Kimberly Clark (household paper products) and Femsa (beverages).

The combination of a sharp drop in commodity prices (particularly oil, copper, and coffee) and in net external financing to the emerging world forced Latin American countries to tighten financial policies, weaken exchange rates, and raise interest rates. As a result, real GDP growth across the region decelerated to about 2.1% in 1998, or less than half of the growth recorded in 1997.

Throughout the first half of the year, it became increasingly evident that a deterioration in trade (commodity prices) and perhaps lower capital inflows would negatively impinge upon the economic performance of the Latin economies. However, most of the Asian countries in crisis implemented stabilization and reform programs, supported by the IMF, which buoyed the emerging markets.

These programs gave an initial impression that the financial implosion had been contained within the Asian sphere. Confidence picked up, as did capital flows to Latin America (led by Brazil), which received record net inflows through July. Such inflows allowed these economies to partly finance their trade deficits, even allowing economic activity to expand (most notably in Argentina and Mexico) in Latin America while Asia fell into a deep recession.

But then came the third quarter, where all the trouble spots in the world erupted in a chain of contagion. The weakness of the Japanese Yen fueled a speculative attack against the Hong Kong Dollar, reigniting concerns about the Chinese Renminbi. Growing risk aversion and tighter liquidity conditions were detrimental to Russia: not even a larger IMF program was able to arrest foreign investors' concern and hence departure out of the local and equity markets there. The suspension of official support led to the collapse of the ruble and a default on sovereign debt.

Russia's crisis placed enormous pressure on Brazil, triggering a major run on the Real. The adverse financial effects this had on global financial institutions resulted in an explosion in credit spreads in emerging debt, while large capital outflows brought Brazil to the brink of implosion.

By the fourth quarter, it became clear to most market participants that Brazil's twin deficits (fiscal and current account) were unsustainable. Foreign funding would not be forthcoming without a substantial improvement on either the fiscal front or a change in the exchange rate policy.

Financial market participants pressured Brazil's currency, making continual capital outflow a problem. To instill confidence, the government announced a series of fiscal measures to raise revenues and cut costs. Once again, it seemed Brazil would pull itself out of its problems especially once the IMF became a lender of last resort. Their support came in the form of a multilateral $41.5 billion package to shore up reserves. In early to mid November, we raised our Brazilian exposure significantly in light of these seemingly positive events.

On December 2nd, however, the government lost an important vote to structurally improve the public social security deficit. This showed the world that despite its woes, the country's legislature was still not willing to take harsh measures against their own interests. It was after this disappointment that we adjusted our Brazilian position from a 4% overweight to a 2% underweight. On a macro basis, it was becoming increasingly hard to identify a catalyst for Brazil to perform well, and yet the lack of opportunity in other markets kept us close to the Index's weighting. On the stock level, Brazilian equities were attractively valued, specifically the telecommunications sector in which we remain significantly overweight.

Overall, we remain concerned about the fragility of the Brazilian economy and the potential knock-on effect on other Latin economies - specifically Argentina and Mexico, the latter due to a weaker currency and higher interest rates. The viability of the Brazilian Real strongly hinges on political will and capital inflows to avoid a new crisis. Having devalued by some 25% already in January 1999, it now has removed one of the greatest fears overhanging the region. However, for rational markets to prevail and for equity prices to reflect a better longer-term economic reality, Brazil needs to deliver on further fiscal reforms allowing domestic interest rates to come down to levels below 20%.

In order to avoid balance of payments and external debt problems, Latin American countries will have to adjust even more in 1999. This is because current foreign exchange earnings (from lower export volume growth, lower commodity prices, and lower external financing) would, without adjustment, fall short of scheduled external debt service obligations ($123 billion, of which about half corresponds to principal). In light of the projected drop in external financing, Latin America will have to reduce its aggregate current account deficit probably by about $15 billion to $65.3 billion in 1999. The brunt of the external adjustment will have to be borne by countries exhibiting the largest external financing requirements (such as Brazil) or those most vulnerable to lower commodity prices (Venezuela, Chile, Mexico, Colombia, and Peru).

Oil prices have been particularly weak in 1998 and the most vulnerable countries to lower oil prices are Venezuela, Mexico, and Colombia. It is worth highlighting that for every $1 per barrel that the price of crude falls, reserves and fiscal positions worsen by $2.1 billion and 0.16% of regional GDP, respectively. However, we feel that oil prices bottomed early in the fourth quarter and as with Brazil, believe the worst is over.

With respect to politics, a new cycle of presidential elections are scheduled for 1999 (Argentina and Chile) and 2000 (Mexico and Peru). We believe these elections are unlikely to steer the countries away from their macroeconomic focus.

Most Latin economies have already initiated their adjustment and lower growth cycle, some in the third quarter, others in the fourth quarter of 1998. The adjustment is likely to reach its harshest phase during the first quarter of 1999, followed by some recovery in the second half of 1999. This would set the stage for regional economic expansion in 2000. We believe Latin equity markets may recover sooner than their economies.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
EFFECTIVE NOVEMBER 1998, MICHAEL PERL HAS JOINED ROBERT MEYER AND ANDY SKOV IN THE DAY-TO-DAY MANAGEMENT OF THE FUND'S ASSETS. MICHAEL PERL JOINED MORGAN STANLEY DEAN WITTER ("MSDW") INVESTMENT MANAGEMENT IN 1998. HE IS A VICE PRESIDENT AND PORTFOLIO MANAGER IN THE EMERGING MARKETS EQUITY GROUP. PRIOR TO JOINING MSDW INVESTMENT MANAGEMENT, HE WORKED AS A LATIN AMERICAN PORTFOLIO MANAGER AT BANKERS TRUST AUSTRALIA FROM 1992 TO 1998. HE GRADUATED FROM THE UNIVERSITY OF NEW SOUTH WALES WITH A BACHELOR OF COMMERCE (HONORS), MAJORING IN FINANCE, ACCOUNTING AND TAXATION.

The Latin American Discovery Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                            TOTAL RETURN (%)
INFORMATION                                    -----------------------------------------------------------------------
                                                  MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (3)
                                               ---------------------     ---------------------   ---------------------
                                                             AVERAGE                   AVERAGE                 AVERAGE
                                               CUMULATIVE    ANNUAL      CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                               ----------    -------     ----------    -------   ----------    -------
                           One Year               -43.06%    -43.06%        -33.53%    -33.53%      -35.29%    -35.29%
                           Five Year              -34.31+     -8.06+          1.18+      0.23+      -13.46       2.85
                           Since Inception*        36.54+      4.89+         80.72+      9.49+       28.81       3.96

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                   [GRAPH]

                                                                     YEAR ENDED DECEMBER 31,

                                           1992*        1993         1994        1995         1996       1997          1998
                                        --------     -------      -------     -------      -------    -------       -------
                                                                                                                       >
Net Asset Value Per Share. . . . .       $ 15.23     $ 23.31      $ 17.16     $ 10.98      $ 14.77    $ 20.34       $  8.19
Market Value Per Share . . . . . .       $ 13.25     $ 27.13      $ 18.25     $  9.88      $ 12.50    $ 17.94       $  6.19
Premium/(Discount) . . . . . . . .         -13.0%       16.4%         6.4%      -10.0%       -15.4%     -11.8%        -24.4%
Income Dividends . . . . . . . . .            --          --      $  0.00#         --      $  0.16         --       $  0.08
Capital Gains Distributions. . . .            --          --      $  5.74     $  0.45      $  1.14    $  0.70       $  6.67
Fund Total Return (2). . . . . . .          8.01%      65.36%+      -0.14%     -27.61%+      47.19%     43.06%       -33.53%
Index Total Return (3) . . . . . .         -2.26%      52.29%       -3.69%     -13.53%       21.96%     31.66%       -35.29%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela, including dividends.
  *  The Fund commenced operations on June 23, 1992.
  #  Amount is less than $0.01 per share.
  + This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                   [CHART]

Short-Term Investments                                  (9.6%)
Equity Securities                                      (90.4%)

--------------------------------------------------------------------------------
SECTORS

                                   [CHART]

Other                                                  (20.3%)
Utilities -- Electrical & Gas                          (12.7%)
Telecommunications -- Wireless                          (4.4%)
Telecommunications -- Integrated                       (26.2%)
Banking                                                 (4.5%)
Beverages & Tobacco                                    (11.3%)
Broadcasting & Publishing                               (3.8%)
Energy Sources                                          (5.0%)
Health & Personal Care                                  (4.2%)
Merchandising                                           (3.9%)
Metals -- Steel                                         (3.7%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                   [CHART]

Other                                                   (8.1%)
Colombia                                                (0.6%)
Venezuela                                               (1.0%)
Peru                                                    (1.8%)
Chile                                                   (9.1%)
Argentina                                              (10.4%)
Mexico                                                 (37.0%)
Brazil                                                 (32.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                   PERCENT OF
                                                                   NET ASSETS
                                                                   ----------
1.   Telmex (Mexico)                                                  9.6%
2.   FEMSA (Mexico)                                                   6.1
3.   Kimberly (Mexico)                                                4.2
4.   Televisa (Mexico)                                                3.9
5.   Cemig (Brazil)                                                   3.9
6.   CRT (Brazil)                                                     3.8
7.   YPF (Argentina)                                                  3.6
8.   Copel (Brazil)                                                   3.4
9.   CVRD (Brazil)                                                    2.8
10.  Quilmes Industrial (Argentina)                                   2.6
                                                                     ----
                                                                     43.9%
                                                                     ----
                                                                     ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1998

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.9%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
ARGENTINA (10.4%)
BANKING
(a)  Banco del Suquia                                       1    U.S.$        --@
                                                                 ---------------
BEVERAGES & TOBACCO
     Quilmes Industrial ADR                           278,940              2,598
                                                                 ---------------
ENERGY SOURCES
     YPF ADR                                          128,425              3,588
                                                                 ---------------
TELECOMMUNICATIONS -- INTEGRATED
     Telecom Argentina ADR                             89,428              2,459
     Telefonica Argentina ADR                          61,072              1,706
                                                                 ---------------
                                                                           4,165
                                                                 ---------------
                                                                          10,351
                                                                 ---------------
--------------------------------------------------------------------------------
BRAZIL (32.0%)
BANKING
(a,c)Banco Nacional (Preferred)                    95,420,000                  4
     Banespa (Preferred)                           10,821,000                448
     Itaubanco (Preferred)                         1,504,034                 734
     Unibanco (Preferred) GDR                         57,108                 825
                                                                 ---------------
                                                                           2,011
                                                                 ---------------
ENERGY SOURCES
     Petrobras (Preferred)                          4,072,579                462
     Petrobras (Preferred) ADR                         10,474                119
(b)  Petrobras (Preferred) ADR                         69,515                790
                                                                 ---------------
                                                                           1,371
                                                                 ---------------
FOREST PRODUCTS & PAPER
     Aracruz Celulose ADR                              64,880                519
                                                                 ---------------
MERCHANDISING
     Globex Utilidades (Preferred)                     14,200                 49
(a)  Lojas Arapua (Preferred)                      41,337,400                 11
(a,b)Lojas Arapua (Preferred) ADR                      20,775                 --
(a)  Renner Participacoes (Preferred)              32,504,000                 23
                                                                 ---------------
                                                                              83
                                                                 ---------------
METALS -- STEEL
     CVRD                                               5,000                 46
     CVRD (Preferred) 'A'                             131,491              1,687
     CVRD (Preferred) ADR                              78,470              1,010
(a)  CVRD Bonus                                       116,420                 --@
     Gerdau (Preferred)                            98,533,422                734
     Usiminas (Preferred)                             111,200                246
                                                                 ---------------
                                                                           3,723
                                                                 ---------------
MULTI-INDUSTRY
(a)  Iven (Preferred)                               1,268,500                252
                                                                 ---------------
REAL ESTATE
(b)  Rossi Residencial GDR                            176,972                155
     Rossi Residencial GDS (Registered)               269,535                236
                                                                 ---------------
                                                                             391
                                                                 ---------------
TELECOMMUNICATIONS -- INTEGRATED
     CRT (Preferred) 'A'                           10,511,166              3,784
(a)  Tele Centro-Sul (Preferred)                  140,439,390              1,219
     Telebras (Preferred)                         116,126,790                 13
(a)  Telebras Holders                                  25,982              1,889
     Telesp (Preferred)                            10,142,800              1,383
                                                                 ---------------
                                                                           8,288
                                                                 ---------------
TELECOMMUNICATIONS -- LONG DISTANCE
(a)  Embratel (Preferred)                         145,340,000              1,985
                                                                 ---------------
TELECOMMUNICATIONS -- WIRELESS
(a)  Tele Celular Sul (Preferred)                 126,995,790                214
(a)  Tele Leste Celular (Preferred)               787,883,000                457
(a)  Tele Leste Celular ADR                             2,185                 62
(a)  Tele Nordeste Celular (Preferred)            460,494,900                419
(a)  Tele Norte Celular (Preferred)               719,139,000                333
(a)  Tele Norte-Leste (Preferred)                 119,990,000              1,500
(a)  Tele Sudeste Celular (Preferred)             119,308,790                504
(a)  Tele Sudeste Celular ADR                          15,520                321
(a)  Telesp Celular (Preferred)                    78,094,790                575
                                                                 ---------------
                                                                           4,385
                                                                 ---------------
TEXTILES & APPAREL
     Coteminas                                      5,426,400                584
(b)  Coteminas ADR                                      9,305                 44
                                                                 ---------------
                                                                             628
                                                                 ---------------
UTILITIES -- ELECTRICAL & GAS
     Cemig (Preferred)                            110,520,003              2,104
     Cemig (Preferred) ADR                             91,243              1,737
(a)  CERJ                                       3,637,800,000              1,204
     Copel (Preferred) 'B'                        374,625,400              2,698
     Copel (Preferred) ADR                             90,470                644
                                                                 ---------------
                                                                           8,387
                                                                 ---------------
                                                                          32,023
                                                                 ---------------
--------------------------------------------------------------------------------
CHILE (9.1%)
BANKING
     Banco Edwards ADR                                  7,740                 85
     Banco Santander Chile ADR                         14,900                218
     Banco Santiago ADR                                14,300                213
(a)  Citicorp-Chile Financiero Fund                     3,640                 73
                                                                 ---------------
                                                                             589
                                                                 ---------------
BEVERAGES & TOBACCO
     CCU ADR                                           54,925              1,057
                                                                 ---------------
FOOD & HOUSEHOLD PRODUCTS
     D&S ADR                                           37,675                433
                                                                 ---------------
MERCHANDISING
     Santa Isabel ADR                                  44,705                296
                                                                 ---------------
MULTI-INDUSTRY
     Quinenco ADR                                      51,020                408
                                                                 ---------------
TELECOMMUNICATIONS -- INTEGRATED
     CTC ADR                                           65,755              1,361
                                                                 ---------------
UTILITIES -- ELECTRICAL & GAS
     Chilectra ADR                                    103,090              2,217
     Endesa ADR                                       100,480              1,143
     Enersis ADR                                       51,540              1,330
     Gener ADR                                         13,680                219
                                                                 ---------------
                                                                           4,909
                                                                 ---------------
                                                                           9,053
                                                                 ---------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COLOMBIA (0.6%)
BANKING
     Bancolombia (Preferred)                            1,081    U.S.$         1
                                                                 ---------------
BEVERAGES & TOBACCO
     Bavaria                                           87,449                439
     Valores Bavaria                                  159,679                170
                                                                 ---------------
                                                                             609
                                                                 ---------------
FINANCIAL SERVICES
     Corfivalle                                             2                 --@
                                                                 ---------------
                                                                             610
                                                                 ---------------
--------------------------------------------------------------------------------
MEXICO (37.0%)
BANKING
(a)  Banacci 'L'                                      645,651                744
     Bancomer 'B'                                   2,556,207                547
(a)  Banorte 'B'                                      684,441                588
                                                                 ---------------
                                                                           1,879
                                                                 ---------------
BEVERAGES & TOBACCO
     FEMSA                                          1,469,871              3,987
     FEMSA ADR                                         78,658              2,094
     Grupo Modelo 'C'                                 427,900                904
                                                                 ---------------
                                                                           6,985
                                                                 ---------------
BROADCASTING & PUBLISHING
(a)  Televisa CPO GDR                                 155,943              3,850
                                                                 ---------------
BUILDING MATERIALS & COMPONENTS
     Cemex 'B'                                        290,995                719
     Cemex 'B' ADR                                    217,197              1,059
     Cemex CPO                                        143,257                309
                                                                 ---------------
                                                                           2,087
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES
     Tamsa ADR                                         90,173                580
                                                                 ---------------
FOOD & HOUSEHOLD PRODUCTS
     Grupo Industrial Bimbo 'A'                       624,755              1,199
     Vitro ADR                                        111,592                509
                                                                 ---------------
                                                                           1,708

                                                                 ---------------
HEALTH & PERSONAL CARE
     Kimberly 'A'                                   1,316,261              4,182
                                                                 ---------------
MERCHANDISING
(a)  Cifra 'C'                                        947,927              1,157
     Cifra 'V'                                        513,326                622
     Cifra 'V' ADR                                     12,250                149
     Soriana 'B'                                      511,464              1,628
                                                                 ---------------
                                                                           3,556
                                                                 ---------------
MULTI-INDUSTRY
     Alfa 'A'                                         422,920              1,192
     Grupo Carso 'A1'                                 393,785              1,337
                                                                 ---------------
                                                                           2,529
                                                                 ---------------
RECREATION, OTHER CONSUMER GOODS
(a)  Blockbuster de Mexico ADR                         40,000                 --@
                                                                 ---------------
TELECOMMUNICATIONS -- INTEGRATED
     Telmex 'L'  ADR                                  196,490              9,567
                                                                 ---------------
                                                                          36,923
                                                                 ---------------
--------------------------------------------------------------------------------
PERU (1.8%)
TELECOMMUNICATIONS -- INTEGRATED
     Tel Peru 'B' ADR                                 144,267              1,830
                                                                 ---------------
--------------------------------------------------------------------------------
VENEZUELA (1.0%)
TELECOMMUNICATIONS -- INTEGRATED
     CANTV ADR                                         56,965              1,014
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Cost U.S.$126,016)                                                  91,804
                                                                 ---------------
--------------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------
BRAZIL (0.0%)
(a)  CERJ
       (Cost U.S.$--)                                      70                 --@
                                                                 ---------------
--------------------------------------------------------------------------------


                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.4%)
--------------------------------------------------------------------------------
CHILE (0.8%)
TIME DEPOSIT
   Citicorp 13.80%, 1/6/99           CLP                  26                 807
                                                                 ---------------
--------------------------------------------------------------------------------
UNITED STATES (7.6%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 4.45%,
      dated 12/31/98, due 1/4/99,
      to be repurchased at U.S.$7,644,
      collateralized by U.S.$5,560,
      United States Treasury Bonds,
      4.45%, due 5/15/17, valued at
      U.S.$7,796
      (Cost U.S.$7,640)            U.S.$               7,640               7,640
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost U.S.$8,426)                                                       8,447
                                                                 ---------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (1.3%)
   Brazil Real                       BRL               1,456               1,205
   Chilean Peso                      CLP                 129                   1
   Colombian Peso                    COP                  54                  --@
   Mexican Peso                      MXP                 923                  93
                                                                 ---------------
   (Cost U.S.$1,299)                                                       1,299
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
   (Cost U.S.$135,741)                                                   101,550
                                                                 ---------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                      AMOUNT              AMOUNT
                                                        (000)               (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
   Dividends Receivable            U.S.$                 318
   Interest Receivable                                     2
   Other Assets                                           35     U.S.$       355
                                                                 ---------------
--------------------------------------------------------------------------------
LIABILITIES (-2.0%)
   Deferred Chilean Taxes                                                    (14)
   Payable For:
      Dividends Declared                              (1,045)
      Chilean Taxes                                     (624)
      Investment Advisory Fees                          (100)
      Professional Fees                                  (79)
      Shareholder Reporting Expenses                     (41)
      Administrative Fees                                (28)
      Directors' Fees and Expenses                       (28)
      Custodian Fees                                     (21)
   Other Liabilities                                      (7)             (1,973)
                                             ---------------     ---------------

--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 12,193,325, issued
      and outstanding U.S.$0.01 par
      value shares (100,000,000 shares
      authorized)                                                U.S.$    99,918
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$      8.19
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
   Common Stock                                                  U.S.$       122
   Capital Surplus                                                       161,155
   Distributions in Excess of Net
      Investment Income                                                      (89)
   Accumulated Net Realized Loss                                         (27,069)
   Unrealized Depreciation on
      Investments and Foreign
      Currency Translations (net of
      accrued foreign taxes of U.S.$14
      on unrealized appreciation)                                        (34,201)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$    99,918
                                                                 ---------------
--------------------------------------------------------------------------------
 (a) -- Non-income producing
 (b) -- 144A Security - certain conditions for public sale may exist.
 (c) -- Securities valued at fair value -- see note A-1 to financial statements.
  @  -- Value is less than U.S.$500.
ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
GDS  -- Global Depositary Shares
--------------------------------------------------------------------------------
DECEMBER 31, 1998 EXCHANGE RATES:
--------------------------------------------------------------------------------
BRL     Brazilian Real                                        1.208 = U.S. $1.00
CLP     Chilean Peso                                        473.250 = U.S. $1.00
COP     Colombian Peso                                    1,554.000 = U.S. $1.00
MXP     Mexican Peso                                          9.898 = U.S. $1.00
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1998

                                                                         PERCENT
                                                       VALUE              OF NET
INDUSTRY                                                (000)             ASSETS
--------------------------------------------------------------------------------
Banking                                      U.S.$     4,480                 4.5%
Beverages & Tobacco                                   11,249                11.3
Broadcasting & Publishing                              3,850                 3.8
Building Materials & Components                        2,087                 2.1
Energy                                                   644                 0.6
Energy Equipment & Services                              580                 0.6
Energy Sources                                         4,959                 5.0
Food & Household Products                              2,141                 2.1
Forest Products & Paper                                  519                 0.5
Health & Personal Care                                 4,182                 4.2
Merchandising                                          3,935                 3.9
Metals -- Steel                                        3,723                 3.7
Multi-Industry                                         3,189                 3.2
Real Estate                                              391                 0.4
Telecommunications -- Integrated                      26,225                26.2
Telecommunications -- Long Distance                    1,985                 2.0
Telecommunications -- Wireless                         4,385                 4.4
Textiles & Apparel                                       628                 0.6
Utilities -- Electrical & Gas                         12,652                12.7
Other                                                  9,746                 9.8
                                             ---------------            --------
                                             U.S.$   101,550               101.6%
                                             ---------------            --------
                                             ---------------            --------
--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1998


                                                                         PERCENT
                                                       VALUE              OF NET
COUNTRY                                                 (000)             ASSETS
--------------------------------------------------------------------------------
Argentina                                    U.S.$    10,351                10.4%
Brazil                                                32,023                32.0
Chile                                                  9,053                 9.1
Colombia                                                 610                 0.6
Mexico                                                36,923                37.0
Peru                                                   1,830                 1.8
United States (short-term investment)                  7,640                 7.6
Venezuela                                              1,014                 1.0
Other                                                  2,106                 2.1
                                             ---------------            --------
                                             U.S.$   101,550               101.6%
                                             ---------------            --------
                                             ---------------            --------
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                                       YEAR ENDED
                                                                                   DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                   (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$       3,984
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 467
    Less: Foreign Taxes Withheld . . . . . . . . . . . . . . . . . . . . . . . .                 (92)
----------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               4,359
----------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . .               1,533
    Country Tax Expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 230
    Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 213
    Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 191
    Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 111
    Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . . . .                  76
    Brazilian Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . .                  68
    Chilean Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . .                  28
    Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . .                  15
    Transfer Agent Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9
    Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  84
----------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,558
----------------------------------------------------------------------------------------------------
        Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . .               1,801
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . . . .             (18,231)
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . .                (306)
----------------------------------------------------------------------------------------------------
      Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (18,537)
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments. . . . . . . . . . . . . . . . . . . . . . . . .             (49,604)
    Appreciation on Foreign Currency Translations. . . . . . . . . . . . . . . .                  48
----------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . .             (49,556)
----------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . .             (68,093)
----------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . .   U.S.$     (66,292)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                     (000)              (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income (Loss) . . . . . . . . . . . . . .       U.S.$   1,801       U.S.$    (161)
    Net Realized Gain (Loss) . . . . . . . . . . . . . . . .             (18,537)             69,681
    Change in Unrealized Appreciation/Depreciation . . . . .             (49,556)              3,295
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations . . . . . . . . . . . . . . . . . . . .            (66,292)             72,815
----------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income. . . . . . . . . . . . . . . . . .                (956)                 --
    In Excess of Net Investment Income . . . . . . . . . . .                 (89)                 --
    Net Realized Gain. . . . . . . . . . . . . . . . . . . .             (50,392)             (8,141)
    In Excess of Net Realized Gain . . . . . . . . . . . . .             (27,069)                 --
----------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . . . . . . . . . .             (78,506)             (8,141)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (1,118,141 and 0 shares,
      respectively). . . . . . . . . . . . . . . . . . . . .              11,919                  --
    Repurchase of Shares (542,800 and 0 shares,
      respectively). . . . . . . . . . . . . . . . . . . . .              (3,463)                 --
----------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital
      Share Transactions . . . . . . . . . . . . . . . . . .               8,456                  --
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease). . . . . . . . . . . . . . . .            (136,342)             64,674

Net Assets:
    Beginning of Period. . . . . . . . . . . . . . . . . . .             236,260             171,586
----------------------------------------------------------------------------------------------------
    End of Period (including distributions in excess of net
      investment income /accumulated net investment loss
      of U.S.$89 and U.S.$539, respectively) . . . . . . . .       U.S.$  99,918       U.S.$ 236,260
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                                 YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                              ------------------------------------------------------------------------
AND RATIOS:                                                  1998           1997           1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 U.S.$  20.34   U.S.$  14.77   U.S.$  10.98   U.S.$  17.16   U.S.$  23.31
-----------------------------------------------------------------------------------------------------------------------------
Offering Costs                                                 --             --             --          (0.07)            --
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 0.15          (0.01)          0.18           0.05          (0.18)
Net Realized and Unrealized Gain (Loss)
  on Investments                                            (5.62)          6.28           4.91          (4.63)         (0.25)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (5.47)          6.27           5.09          (4.58)         (0.43)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                     (0.07)            --          (0.16)            --           0.00#
  In Excess of Net Investment Income                        (0.01)            --             --             --             --
  Net Realized Gain                                         (4.34)         (0.70)         (1.14)         (0.44)         (5.74)
  In Excess of Net Realized Gain                            (2.33)            --             --          (0.01)            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (6.75)         (0.70)         (1.30)         (0.45)         (5.74)
-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from Capital
  Shares Transactions                                          --             --             --          (1.08)++        0.02+
Anti-Dilutive Effect of Shares Repurchased                   0.07             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       U.S.$   8.19   U.S.$  20.34   U.S.$  14.77   U.S.$  10.98   U.S.$  17.16
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                U.S.$   6.19   U.S.$  17.94   U.S.$  12.50   U.S.$   9.88   U.S.$  18.25
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value                                             (43.06)%        49.08%         38.50%        (38.78)%+++     (8.75)%
  Net Asset Value (1)                                      (33.53)%        43.06%         47.19%        (27.61)%+++     (0.14)%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)               U.S.$  99,918  U.S.$ 236,260  U.S.$ 171,586  U.S.$ 127,616  U.S.$ 135,273
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      1.93%          1.82%          1.81%          2.17%          2.15%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                 1.36%         (0.07)%         1.24%          0.31%         (0.77)%
Portfolio Turnover Rate                                       178%           259%           186%           122%            70%
-----------------------------------------------------------------------------------------------------------------------------

  #  Amount is less than U.S.$0.01 per share.
  +  Increase due to shares issued from reinvestment of distributions.
 ++  Decrease due to shares issued through Rights Offering.
+++ This return excludes the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
----------
     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The
Fund's investment   objective is   long-term capital   appreciation   through
investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors ("the Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of
     losses on    securities and the timing of the deductibility of certain
     foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Unibanco-Uniao de Bancos Brasileiros S.A. (the "Brazilian Administrator") provides administrative services to the Fund under the terms of an Administration Agreement and is paid a fee computed weekly and payable monthly at an annual rate of 0.125% of the Fund's average weekly net assets invested in Brazil. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

E. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $109,000.

F. During the year ended December 31, 1998, the Fund made purchases and sales totaling approximately $230,874,000 and $290,958,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the year ended December 31, 1998, the Fund placed a portion of its portfolio transactions with affiliated broker/ dealers. Accordingly, the Fund incurred brokerage commissions of $39,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the year ended December 31, 1998. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $138,051,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $40,179,000 of which $2,379,000 related to appreciated securities and $37,800,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $14,061,000 available to offset future capital gains all of which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1998 the Fund intends to elect to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October capital losses of $9,408,000.

G. The Fund issued to its shareholders of record as of the close of business on September 12, 1995 transferable rights to subscribe for up to an aggregate of 3,100,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.00 per share. During September and October 1995, the Fund issued, in total, 3,100,000 shares of Common Stock on exercise of such Rights. Rights offering costs of $460,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated received commissions of $825,000 and reimbursement of its expenses of $100,000 in connection with its participation in the Rights Offering.

H. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities maybe subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable under the Plan, at December 31, 1998, totaled $29,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 542,800 shares or 4.26% of its Common Stock at an average price per share of $6.33 and an average discount of 21.27% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

K. During December 1998, the Board declared distributions of $0.08 per share, derived from net investment income, payable on January 8, 1999, to shareholders of record on December 31, 1998.


--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund designates $139,000 as long-term capital gain at the 20% tax bracket.

REPORT OF INDEPENDENT ACCOUNTANTS
----------
To the Shareholders and Board of Directors of The Latin American Discovery Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Latin American Discovery Fund, Inc.
                         Boston Equiserve
                         Dividend Reinvestment and Cash Purchase Plan
                         P.O. Box 1681
                         Boston, MA 02105
                         1-800-730-6001